Winner Medical Enters into Definitive Merger Agreement with Winner Holding Limited

SHENZHEN, China, July 24, 2012 -- Winner Medical Group Inc. (Nasdaq: WWIN) (“Winner Medical” or the “Company”), a leading China-based exporter and retailer of high-quality medical dressings and consumer products made from 100% cotton, today announced that the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Winner Holding Limited (“Parent”), a Cayman Islands exempted company with limited liability and indirectly wholly-owned by Mr. Jianquan Li, and Winner Acquisition, Inc., a Nevada corporation and a wholly-owned, direct subsidiary of Parent (“Merger Sub”). Mr. Jianquan Li is the Company’s president, chief executive officer, chairman of the board of directors and principal stockholder.

Subject to satisfaction of the Merger Agreement’s terms and conditions, upon consummation of the merger, Merger Sub will merge with and into the Company, with the Company continuing as the surving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Pursuant to the Merger Agreement, each of the Company’s shares of common stock issued and outstanding immediately prior to the effective time of the merger (the “Shares”) will be converted into the right to receive $4.50 in cash without interest, except for (i) Shares owned by Parent and Merger Sub, including shares to be contributed to Parent by Mr. Jianquan Li and Ms. Ping Tse (Mr. Li’s wife) immediately prior to the effective time of the merger pursuant to a contribution agreement, dated as of July 24, 2012, among Parent, Glory Ray Holdings Limited, Mr. Jianquan Li and Ms. Ping Tse, and (ii) Shares held by the Company as treasury stock, which will be cancelled and retired and cease to exist as of the effective time of the merger. The offer represents a premium of 32.3% percent over Winner Medical’s closing price of $3.40 per share on March 30, 2012, the last trading day prior to the Company’s announcement of its receipt of a “going-private” proposal.

Parent has a secured debt facility from DBS Bank Ltd., Hong Kong Branch, with which it is financing the transactions contemplated by the Merger Agreement.

The Company's Board of Directors, acting upon the unanimous recommendation of a special committee of the Board of Directors comprised solely of independent and disinterested directors (the “Special Committee”), approved and adopted the Merger Agreement and has recommended that the Company's stockholders vote to approve the Merger Agreement. The Special Committee negotiated the terms of the Merger Agreement with the assistance of its financial and legal advisors.

The transaction, which is currently expected to close before the end of the first fiscal quarter of 2013, is subject to the approval of the Merger Agreement by an affirmative vote of stockholders of both (i) a majority of the outstanding shares of the Company’s common stock and (ii) a majority of the outstanding shares of the Company’s common stock not owned by Parent, Merger Sub, Mr. Jianquan Li or Ms. Ping Tse, voting in person or by proxy at a special meeting of stockholders of the Company.

1

The Company will call a special meeting of its stockholders for the purpose of voting on the adoption of the Merger Agreement. If completed, the transaction will result in the Company becoming a privately held company and its shares will no longer be listed on The NASDAQ Global Market.

William Blair & Company, L.L.C. is serving as financial advisor to the Special Committee. Cleary Gottlieb Steen & Hamilton LLP is serving as U.S. legal advisor to the Special Committee. Winston & Strawn LLP is serving as U.S. legal advisor to the Company. Skadden, Arps, Slate, Meagher & Flom LLP is serving as U.S. legal advisor to Mr. Jianquan Li. McDermott Will & Emery LLP is serving as U.S. legal advisor to William Blair & Company, L.L.C.

Additional Information about the Transaction

The Company will furnish to the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K regarding the transaction, which will include the Merger Agreement and related documents. All parties desiring details regarding the transaction are urged to review these documents, which are available at the SEC’s website (http://www.sec.gov).

The Company will file a proxy statement with the SEC in connection with the proposed Merger with Merger Sub, pursuant to which the Company would be acquired by Parent. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practical. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at Winner Medical Group Inc., Winner Industrial Park, Bulong Road, Longhua, Shenzhen, People’s Republic of China, 518109, telephone: (86) 755-2813 8888.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

2

This announcement is neither a solicitation of a proxy nor an offer to purchase nor a solicitation of an offer to sell any securities. This announcement is also not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed Merger go forward.

About Winner Medical

Winner Medical is a leading China-based exporter and retailer of high-quality medical dressings and consumer products made from 100% cotton, according to industry trade association statistics. The Company has fifteen wholly-owned subsidiaries and three joint ventures, which manufacture and sell tailored medical dressings and disposables, as well as non-woven fabric made from natural cotton. With a vertically integrated supply chain ranging from spinning fabric to finished goods, the Company provides its customers with a wide range of high-quality products, from surgical and wound care to consumer goods in China and abroad. Its products include those with FDA, CE mark, TUV and other global standard certifications and the Company holds 54 domestic and international patents. For nine consecutive years, the Company has ranked as one of the leading medical dressing exporters in China, with North America, Europe and Japan as its major markets. In addition, the Company distributes under its own “Winner” and “PurCotton®” brand names in China. To learn more about Winner Medical, please visit Winner Medical’s website at: http://winnermedical.investorroom.com.

Forward-Looking Statements:

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein are “forward-looking statements” including statements regarding the Company and its subsidiary companies’ business strategy, plans and objectives and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions and involve known and unknown risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the SEC. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

3

Contact:

Winner Medical Group Inc.

Ms. Huixuan Chen (Fiona)
Investor Relations Manager
Phone: +86-755-2806-6858

Email: investors@winnermedical.com

ICR Inc.

Mr. Rob Koepp

Phone: +86-10-6583-7516 or +1-646-405-5171

E-mail: robert.koepp@icrinc.com

4